Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[**]”.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED CANCER LICENSE AGREEMENT

This Amendment to Amended and Restated License Agreement (this “Amendment”) is made as of January 8, 2021 by and between Syros Pharmaceuticals, Inc., a Delaware corporation having a place of business at 35 CambridgePark Drive, 4th Floor, Cambridge, Massachusetts 02140 USA (“Syros”) TMRC Co., Ltd., a Japanese corporation having a place of business at 1-12-12, Kita Shinjuku, Shinjuku-ku, Tokyo 164-0074, Japan (“TMRC”).

WHEREAS, TMRC and Syros entered an Amended and Restated Cancer License Agreement dated as of April 28, 2016 (the “Agreement”);

WHEREAS, TMRC and Syros wish to amend the Agreement to (i) include additional Patent Rights Controlled by TMRC within the scope of the intellectual property licensed to Syros and (ii) expand the territory under which Syros is licensed to the Technology; and

WHEREAS, pursuant to Section 14.5 of the Agreement, the Agreement may be amended by a written instrument executed by the parties thereto.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TMRC and Syros each hereby agree as follows:

1.Amendments to Agreement. The Agreement is hereby amended as follows:

(a)The definition of “Territory” in Section 2.33 of the Agreement is hereby amended and restated as follows:

2.33“Territory” means (a) North America (the United States of America, Canada, and Mexico); (b) Austria, Belgium, Bulgaria, Croatia, Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Netherlands, Norway, Poland, Portugal, Romania, Slovakia, Slovenia, Spain, Sweden, Switzerland and the United Kingdom; (c) any other country to which the EMA’s regulatory jurisdiction extends; (d) Central/South America (Argentina, Belize, Bolivia, Brazil, Chile, Colombia, Costa Rica, Ecuador, Guatemala, Guyana, Honduras, Nicaragua, Panama, Paraguay, Peru, Suriname, Uruguay and Venezuela); (e) Australia; (f) Russia; and (g) Israel.

(b)Exhibit A to the Agreement is hereby amended and restated in the form attached as Exhibit A hereto.

2.Miscellaneous.  Except as expressly amended hereby, all other terms and conditions of the Agreement shall remain in full force and effect.  Capitalized terms used in this Agreement that are not otherwise defined have the meanings given them in the Agreement.  This Amendment shall be governed by and construed in accordance with the Laws of the State of California, without regard to the conflicts of law principles thereof.  This Amendment may be executed in one or more counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.  Signature pages to this Amendment may be exchanged by facsimile or electronically as a portable document format (.pdf) file and such signature pages shall be deemed originals.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

SYROS PHARMACEUTICALS, INC.		TMRC CO., LTD.

By:	/s/ Nancy Simonian	By:	/s/ Naoki Tani
Name:	Nancy Simonian	Name:	Naoki Tani
Title:	President and Chief Executive Officer	Title:	President and Chief Executive Officer

EXHIBIT A

Certain Licensed Patent Rights

Series	Country or Region	Application No.	Filing Date	Publication	Patent	Priority	Subject Matter/Other Info
[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]		[**]	[**]	[**]
	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]	[**]	[**]	[**]
	[**]	[**]	[**]		[**]	[**]	[**]
	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]		[**]	[**]	[**]

[**]	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]		[**]	[**]
	[**]		[**]	[**]		[**]	[**]
	[**]		[**]	[**]		[**]	[**]
	[**]	[**]	[**]	[**]		[**]	[**]

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